Exhibit 10.29

REPERTORIO N.º 12,696-2023

TERCERA MODIFICACIÓN AL CONTRATO DE EXPLORACIÓN MINERA

Y

PROMESA UNILATERAL DE CONSTITUCIÓN DE SOCIEDAD

ENTRE

SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.

Y

KEY METALS CORPORATION CHILE SpA

Journal No. 12,696-2023

THIRD AMENDMENT TO THE MINING EXPLORATION AGREEMENT

AND

UNILATERAL PROMISE TO INCORPORATE A COMPANY

BETWEEN

SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.

and

KEY METALS CORPORATION CHILE SpA

En Santiago República de Chile, a dieciocho días del mes de diciembre de dos mil veintitrés, ante mí MARÍA SOLEDAD SANTOS MUÑOZ, Abogado, Notario Público Titular de la Séptima Notaría de Santiago, con Oficio ciudad en calle Agustinas mil ciento sesenta y uno, entrepiso, comuna y ciudad de Santiago, comparecen: por una parte, don Ricardo Ramos Rodríguez, chileno, divorciado, ingeniero, cédula de identidad número ocho millones treinta y siete mil seiscientos noventa guion uno, y don Pablo Altimiras Ceardi, chileno, casado, ingeniero , cédula de identidad número trece millones seiscientos cincuenta y siete mil ochocientos sesenta y dos guion seis, ambos en nombre y representación, según se acreditará, de SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., sociedad anónima del giro de su denominación, rol único tributario número noventa y tres millones siete mil guion nueve, ambos domiciliados para estos efectos en calle El Trovador número cuatro mil doscientos ochenta y cinco, piso seis, comuna de Las Condes, Santiago, región Metropolitana (en adelante también e indistintamente denominada “SQM”); y	In Santiago, Chile, on December 18, 2023, the following individuals HAVE APPEARED before me, MARÍA SOLEDAD SANTOS MUÑOZ, lawyer and Notary Public assigned to the Santiago Notary Offices, with address at 1,161, Agustinas Street, mezzanine, in the borough and city of Santiago: Ricardo Ramos Rodriguez, a Chilean engineer, divorced, National Identification Card No. 8,037,690-1 and Pablo Altimiras Ceardi, a Chilean engineer, married, National Identification Card No. 13,657,862-6, both of them herein acting, as shall be proven hereinafter, both of them herein acting for, and on behalf of, SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A., a public limited company in the business indicated by its name, i. e., chemicals and mining, Chilean TIN 93,007,000-9, all of them with address for the purposes hereof at 4,285, El Trovador Street, 6th Floor, in the borough of Las Condes, Santiago, Metropolitan Region, party of the first part, hereinafter also called “SQM”, and

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por la otra parte, [don Ignacio Joaquín López Alarcón, chileno, casado, abogado, cédula nacional de identidad número dieciséis millones diecisiete mil quinientos veinticinco guión siete], en nombre y representación, según se acreditará, de KEY METALS CORPORATION CHILE SpA, sociedad por acciones del giro minero, rol único tributario número setenta y siete millones trescientos noventa y tres mil ochocientos cuarenta y dos guión tres, ambos domiciliados para estos efectos en calle Alonso de Monroy número dos mil seiscientos setenta y siete, oficina seiscientos dos A, comuna de Vitacura, Santiago, región Metropolitana (en adelante también e indistintamente denominada “KM”, y conjuntamente con SQM como las “Partes”).	Ignacio Joaquín López Alarcón, a Chilean lawyer, married, National Identification Card No. 16,017,525-7, as shall be proven hereinafter, herein acting for, and on behalf of, KEY METALS CORPORATION CHILE SpA, a joint-stock company in the mining business, Chilean TIN 77,393,842-3, both with address for the purposes hereof at 2,677, Alonso de Monroy Street, Suite 602-A, in the Vitacura borough, Santiago, Metropolitan Region, party of the second part, hereinafter also called “KM”, and together with SQM, the “Parties”.

Los comparecientes mayores de edad, quienes acreditan su identidad con las cédulas que exhiben y exponen que, por el presente instrumento han acordado celebrar las siguientes modificaciones al contrato de exploración minera y promesa unilateral de constitución de sociedad individualizado más adelante, también denominada la “Tercera Modificación al Contrato”, según consta de las siguientes cláusulas:	The appearing individuals are of age, have shown me the forenamed identification cards as proof of their respective identities, and have agreed on entering an amendment to their hereinafter identified mining exploration agreement and unilateral promise to incorporate a company, also called the “Third Amendment to the Agreement”, as follows:

PRIMERA: ANTECEDENTES.

/UNO/ Contrato de Exploración Minera y Promesa Unilateral de Constitución de Sociedad.

Con fecha treinta de Agosto del año dos mil veintiuno, SQM y KM celebraron, mediante escritura pública otorgada en la Notaría de Santiago de doña María Soledad Santos Muñoz, un Contrato de Exploración Minera y Promesa Unilateral de Constitución de Sociedad (en adelante el “Contrato”), en virtud del cual, SQM, sujeto a los términos del Contrato y, al cumplimiento por parte de KM de las obligaciones y Condiciones que en él se establecen, /a/ otorgó a KM derecho para que, por su cuenta, costo, riesgo y responsabilidad, directa o indirectamente, desarrolle la Exploración de los Derechos Mineros que se individualizan en el Contrato, y /b/ prometió constituir con KM una Sociedad Contractual Minera.

First – Background Information

/1/ Mining Exploration Agreement and Unilateral Promise to Incorporate a Company

On August 30, 2021, at the Notary offices of María Soledad Santos Muñoz, the Parties entered into an agreement of public record entitled “Mining Exploration Agreement and Unilateral Promise to Incorporate a Company”, hereinafter called the “Agreement”, whereby, subject to the terms thereof and to KM meeting its obligations and the Conditions therein, SQM /a/ granted KM the right of Exploration in the Mining Rights identified in the Agreement, for latter to do the work on its own, whether directly or indirectly, and at its own cost and risk, and /b/ promised to incorporate a Contract Mining Company with KM.

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/DOS/ Modificaciones.

El Contrato ha sido modificado en dos oportunidades mediante (i) escritura pública de fecha veintisiete de Julio del año dos mil veintidós (en adelante la “Primera Modificación”), y (ii) escritura pública de fecha veintitrés de Junio del año dos mil veintitrés (en adelante la “Segunda Modificación”), ambas otorgadas en la Notaría de Santiago de doña María Soledad Santos Muñoz, en los términos que en ellas se señalan (en adelante ambas como las “Modificaciones”).

/2/ Amendments

The Agreement has been amended twice: (i) in a document of public record signed on July 27, 2022, hereinafter called the “First Amendment”, and (ii) in a document of public record signed on June 23, 2023, hereinafter called the “Second Amendment”, in both cases, at the Santiago Notary Office of María Soledad Santos Muñoz, in the terms stipulated therein, and both together hereinafter called the “Amendments”.

/TRES/ Condición para la vigencia del Contrato.

De conformidad a la Sección Ocho.Uno y Ocho.Dos del Contrato, para mantener la vigencia del Contrato, y como una de las Condiciones del mismo, KM debe incurrir en Gastos Mínimos de Exploración no reembolsables, por los montos y en los plazos que se establecen en el Contrato y sus Modificaciones.

/3/ Condition to Effectiveness of the Agreement

Per Subclauses 8.1 and 8.2 of the Agreement, for the Agreement to remain in effect and as one of the Conditions thereof, KM must incur not-reimbursable Minimum Exploration Expenses in the amounts and within the terms defined therein, and in the Amendments thereof.

SEGUNDA: MODIFICACIÓN. Con esta fecha, y por el presente instrumento, las Partes han acordado realizar la Tercera Modificación al Contrato, con los propósitos que a continuación se indican:	Second – Amendment On this date, the Parties have agreed on hereby making a Third Amendment to the Agreement, intended as follows:

/UNO/ Las Partes acuerdan reemplazar íntegramente la letra /b/ de la Sección Ocho.Tres del Contrato, modificada en la forma señalada en la Segunda Modificación, por la siguiente: “/b/la cantidad de dos millones ciento setenta y cuatro mil setecientos diecinueve Dólares en su equivalente a pesos, moneda nacional, en o antes del día 31 de Julio de 2024”. Se deja constancia que la suma señalada precedentemente incluye el incremento consecuencia del menor monto incurrido por KM por concepto de Gastos Mínimos de Exploración para el período dos mil veintiuno a dos mil veintidós, conforme a lo señalado en la letra /c/ de la Sección Ocho.Cuatro del Contrato, de acuerdo a lo convenido entre las Partes en la cláusula Tercera de la Segunda Modificación al Contrato.	/1/ The Parties hereby agree on replacing the entire Item /b/ of Subclause 8.3 of the Agreement, which was previously amended in the Second Amendment, with the following text: “/b/ an amount in CLP equivalent to USD 2,174,719, on or before July 31, 2024”. It is hereby recorded that the forenamed amount includes an increment consequent with the lesser amount spent by KM under Minimum Exploration Expenses during the 2021-2022 period, as provided in Item /c/ of Subclause 8.4 of the Agreement and as agreed by the Parties in the Third clause of the Second Amendment thereto.

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Atendido lo anterior, ambas Partes declaran que KM agotó el derecho a incrementar los Gastos Mínimos de Exploración para el período siguiente, que por una sola vez le otorgaba la Sección Ocho.Cuatro, letra /c/ del Contrato.	Considering the foregoing, both Parties hereby state that KM has exhausted the right of increasing the Minimum Exploration Expenses of the next period, which was granted thereto in Item /c/ of Subclause 8.4 of the Agreement.

/DOS/ Conforme a lo dispuesto en la Sección Siete.Dos del Contrato, KM será responsable de obtener y cumplir todos los permisos y autorizaciones que sean necesarias para llevar a cabo los trabajos de Exploración y prospección en los Derechos Mineros, así como de dar cumplimiento a todas y cada una de las disposiciones legales y reglamentarias, y a toda normativa que resulte aplicable, especialmente a la Ley sobre Bases Generales del Medio Ambiente y su reglamento, a la Ley sobre Cierre de Faenas e Instalaciones Mineras y su reglamento, al Código de Minería y su reglamento, al Reglamento de Seguridad Minera, al Código del Trabajo, a la Ley de Accidentes del Trabajo y Enfermedades Profesionales y a las disposiciones sobre higiene en los lugares de trabajo.	/2/ As provided in Subclause 7.2 of the Agreement, KM shall be responsible for obtaining, and meeting the requirements of, all of the permits and authorizations needed to perform the Exploration and prospecting works in the Mining Rights, as well as abiding by all legal and regulatory provisions, and all applicable rules, particularly the Law on Environmental Bases and its regulation, the Law on Closing Mining Sites and Facilities and its regulation, the Law on the Closure of Mining Facilities and its regulation, the Chilean Mining Code and its regulation, the Mining Safety Regulation, the Chilean Labour Code, the Law on Work Accidents and Professional Diseases, and all provisions on workplace safety and hygiene.

Sin perjuicio de lo anterior, las Partes declaran que todos los trabajos de Exploración y prospección realizados y por realizar en los Derechos Mineros conforme al Contrato y sus Modificaciones, han sido y serán desarrollados por KM, a su cuenta, costo, riesgo y exclusiva responsabilidad, sin que haya intervenido o intervenga SQM de modo alguno, declarando, además, haber contado y contar con toda la información ambiental y conocimiento sobre el estado del terreno correspondiente a los Derechos Mineros.	Without limiting the foregoing, the Parties hereby state that all of the Exploration and prospecting works done or to be done in the Mining Rights under the Agreement and the Amendments thereto have been and shall be done by KM on its own account and responsibility, and at its own cost and risk, without any intervention whatsoever by SQM, and that they have had and have all of the environmental information and knowledge on the conditions of the land pertaining to the Mining Rights.

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/TRES/ KM será la única responsable de todo daño ambiental que se ocasione como consecuencia de los trabajos de Exploración y prospección en los Derechos Mineros, dejando a SQM libre de cualquier responsabilidad y totalmente indemne por este concepto. En este sentido, las Partes reiteran íntegramente lo acordado sobre Responsabilidad por Labores e Indemnidad contenido en la cláusula Dieciocho del Contrato.	/3/ KM shall be solely liable for any damages that it may cause to the environment as a consequence of the Exploration and prospecting works in the Mining Rights, and shall hold SQM completely harmless from any such damages. In this sense, the Parties hereby fully reinstate what they had agreed on Liability for Works and Indemnity in the Eighteenth clause of the Agreement.

/CUATRO/ Las partes acuerdan que la solicitud por parte de KM de cualquier nueva modificación del Contrato, se entenderán como un incumplimiento grave de las obligaciones de KM en el Contrato, y constituye una causal de término anticipado del mismo conforme a la Sección Cuatro.Siete /c/ del Contrato.	/4/ The Parties hereby agree that any request by KM for further amending the Agreement shall be deemed a serious breach of its obligations thereunder and a cause for early termination thereof, according to Item /c/ of Subclause 4.7 thereof.

TERCERA: PAGO.

Como contraprestación a la prórroga acordada en la cláusula Segunda número /UNO/ de la cláusula Tercera precedente, en este acto KM paga a SQM la suma de doscientos mil Dólares, [en su equivalente a pesos, moneda nacional,] que SQM declara recibir a su entera satisfacción.

Third – Payment

In consideration of the extension previously granted in Item /1/ of the Third clause, KM hereby pays the CLP amount equivalent of USD 200,000, that SQM states to have satisfactorily received.

CuartA: Definiciones.

A menos que en este instrumento se le dé una definición diferente, todas las palabras que comiencen con mayúscula tendrán la misma definición que se otorga a ellas en el Contrato y en sus Modificaciones.

Fourth – Definitions

Unless otherwise defined herein, all words or expressions with an initial capital shall have the meanings respectively defined for them in the Agreement and the Amendments thereto.

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QUINTA: VIGENCIA. En todo lo no modificado por la presente Tercera Modificación al Contrato, permanecerá plenamente vigente entre las Partes las demás disposiciones del Contrato y sus Modificaciones.	Fifth – Effectiveness In all that is not amended hereby, the provisions of the Agreement and prior Amendments thereto shall remain effective between the Parties.

SEXTA: GASTOS.

Todos los derechos notariales, conservatorios, de archivero judicial, en que sea necesario incurrir o pagar como consecuencia de esta Tercer Modificación al Contrato, serán siempre responsabilidad y pagados exclusivamente por KM a su entero costo. Asimismo, KM, a su total y exclusivo costo, y dentro del plazo de un mes contado desde la fecha de este instrumento, se obliga a gestionar todas las inscripciones o anotaciones que sean pertinentes para materializar el acuerdo a que se refiere el presente instrumento, debiendo entregar a SQM copia de dichas inscripciones y anotaciones una vez que sean practicadas.

Sixth – Expenses

All notary, registrar and court-archivist fees incurred or paid in connection with this Third Amendment shall always be fully and solely borne and paid by KM, at its own cost and expense. KM hereby also promises that, within one month hereof, it shall process any and all pertinent registrations or annotations to bring about the agreement hereunder, delivering a copy thereof to SQM once completed.

SÉPTIMA: FACULTAD AL PORTADOR.

Se faculta al portador de copia autorizada de esta escritura para requerir y firmar las inscripciones, subinscripciones y anotaciones de cualquier naturaleza que correspondan, especialmente, pero sin que sea limitación, para requerir y obtener su anotación al margen de la escritura del Contrato y su inscripción en los registros que corresponda

Seventh – Bearer Authorization

The bearer of an authenticated copy hereof is hereby authorized to request and sign any pertaining entries, subentries or annotations of whatever kind, particularly, but not limited to, the annotation hereof in the margin of the Agreement entry and the registration hereof in the relevant public records.

PERSONERÍAS. La personeria de don Ricardo Ramos Rodriguez y don Pablo Altimiras Ceardi, para representar a Sociedad Química y Minera de Chile S.A. consta en la escritura pública de fecha diez de octubre de dos mil veintitrés otorgada en la Notaria de Santiago de doña Maria Soledad Santos Muñoz.

Powers of Attorney

Ricardo Ramos Rodriguez and Pablo Altimiras Ceardi have been authorized to act for, and on behalf of, Sociedad Química y Minera de Chile S.A. in a document of public record executed on October 10, 2023, at the Santiago Notary offices of Maria Soledad Santos Muñoz.

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La personería de don Ignacio Joaquín López Alarcón para representar a Key Metals Corporation Chile SpA consta de la escritura pública de fecha [quince de Junio de dos mil veintiuno otorgada en la Notaría de Santiago de doña María Pilar Gutierrez Rivera].	Ignacio Joaquin López Alarcón has been authorized to act for, and on behalf of, Key Metals Corporation Chile SpA in a document of public record signed on June 15, 2021, at the Santiago Notary offices of Maria Pilar Gutiérrez Rivera.

Estas personerías no se insertan por ser conocidas de los comparecientes y del Notario que autoriza.	These powers of attorney have not been inserted herein, because they are known by the Parties and the authenticating Notary.

En comprobante y previa lectura, así lo otorgan y firman los comparecientes con el Notario que autoriza. Se dio copia y se anotó en el libro de repertorio con el número señalado. - DOY FE.	In witness whereof and after reading its contents, the appearing individuals have accepted and signed this instrument. Copies have been given. I ATTEST.

/s/ Ricardo Ramos Rodriguez	/s/ Ricardo Ramos Rodriguez
pp. SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.	For Sociedad Química y Minera de Chile S.A.

/s/ Pablo Altimiras Ceardi	/s/ Pablo Altimiras Ceardi
pp. SOCIEDAD QUÍMICA Y MINERA DE CHILE S.A.	For Sociedad Química y Minera de Chile S.A.

/s/ Ignacio Joaquin López Alarcón	/s/ Ignacio Joaquin López Alarcón
pp. KEY METALS CORPORATION CHILE SpA	For Key Metals Corporation Chile SpA

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